                                                                    Exhibit 99.6

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS


                          $[265,815,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AB1


                                  [SURF LOGO]


                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               JPMORGAN CHASE BANK
                                     TRUSTEE

                                 APRIL 26, 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

LTV :                        FIXED $   FIXED %     2/28 $    2/28 %    3/27 $    3/27 %    5/25 $   5/25 %  OTHER ARM $  OTHER ARM %
-------------------------  ----------  -------  -----------  ------  ----------  ------  ---------  ------  -----------  -----------
Below 70.01                 8,526,047   46.38     5,826,341  31.70    2,462,184  13.39     490,509   2.67    1,077,135      5.86
70.01 TO 75                 5,028,661   42.11     5,245,226  43.92    1,668,479  13.97           0   0.00            0      0.00
75.01 TO 80                21,106,660   16.95    86,277,010  69.29   14,931,748  11.99   1,616,705   1.30      588,537      0.47
80.01 TO 85                 3,370,858   20.68     9,627,518  59.07    2,855,924  17.52           0   0.00      444,703      2.73
85.01 TO 90                 9,056,379   21.00    24,773,418  57.45    5,956,805  13.81     879,995   2.04    2,453,819      5.69
90.01 TO 95                 3,070,518   10.42    20,908,255  70.93    3,784,251  12.84     295,386   1.00    1,418,601      4.81
95.01 TO 100                5,259,567   18.70    16,250,307  57.78    6,026,934  21.43     147,578   0.52      440,605      1.57
100.01 plus                55,418,689   20.38   168,908,074  62.13   37,686,327  13.86   3,430,174   1.26    6,423,401      2.36

FICO

BELOW 550
550 TO 574
575 TO 599
600 TO 624                  2,614,725    28.74    5,525,435  60.72      959,271  10.54           0   0.00             0     0.00
625 to 649                  8,412,930    19.41   30,009,844  69.25    4,271,826   9.86     395,694   0.91       244,537     0.56
650 TO 674                 11,953,179    17.47   44,639,554  65.23    9,393,488  13.73     927,773   1.36     1,522,381     2.22
675 TO 699                 12,485,119    19.30   41,560,766  64.25    8,172,820  12.63   1,462,468   2.26     1,003,931     1.55
700 PLUS                   19,952,737    23.12   47,172,475  54.65   14,888,922  17.25     644,239   0.75     3,652,553     4.23

PROPERTY TYPE:

Single-Family
PUD                         7,466,207    17.22   27,666,601   63.81   7,517,867   17.34    147,578   0.34       560,452     1.29
CONDO.                      2,334,737    18.04    9,087,003   70.22     868,929    6.72          0   0.00       649,272     5.02
2-4 FAMILY DET.             5,305,174    22.03   16,259,281   67.51   1,910,240    7.93    304,824   1.27       306,000     1.27
MANUFACTURED HOUSE            292,463    76.28            0    0.00      90,945   23.72          0   0.00             0     0.00

PURPOSE:

PURCHASE                   18,849,320    13.05  102,950,412   71.27  15,909,564   11.01  1,437,398    1.00    5,307,306     3.67
REFINANCE RATE/TERM         2,659,469    18.84    7,309,181   51.78   3,319,444   23.51    400,610    2.84      427,864     3.03
CASH OUT REFI (COF)
  BELOW 70.01 LTV           7,960,776    51.72    5,068,880   32.93   2,273,872   14.77     89,899    0.58            0     0.00
COF WITH LTV 70.01 TO 75    4,358,146    41.12    4,709,391   44.44   1,529,964   14.44          0    0.00            0     0.00
COF WITH LTV 75.01 TO 80    9,184,040    28.22   18,759,406   57.64   3,979,920   12.23    622,271    1.91            0     0.00
COF WITH LTV 80.01 TO 85    3,370,858    27.66    6,408,471   52.59   2,405,288   19.74          0    0.00            0     0.00
COF WITH LTV '85.01 TO 90   6,142,740    24.70   12,632,771   50.79   4,529,643   18.21    879,995    3.54      688,231     2.77
COF WITH LTV '90.01 TO 95   1,076,413     9.15    8,604,920   73.17   2,078,846   17.68          0    0.00            0     0.00
COF WITH LTV 95.01 TO 100   1,816,928    30.58    2,464,643   41.48   1,659,785   27.94          0    0.00            0     0.00
COF WITH LTV 100.01 PLUS

OCCUPANCY STATUS:

OWNER OCCUPIED             49,513,129    20.35  151,019,996   62.07  35,778,246   14.70  3,359,072    1.38    3,650,207     1.50
INVESTMENT                  4,991,539    19.42   16,667,327   64.83   1,586,117    6.17     71,101    0.28    2,393,174     9.31
2ND HOME                      914,021    32.22    1,220,751   43.03     321,964   11.35          0    0.00      380,019    13.40

LOAN BALANCE

BELOW 50,000                  667,832    50.92      504,451   38.46     139,258   10.62          0    0.00            0     0.00
50,000.01 TO 100,000        9,954,817    30.16   19,921,511   60.35   2,554,429    7.74    309,828    0.94      270,914     0.82
100,000.01 TO 150,000      10,333,688    20.82   32,206,732   64.88   5,315,646   10.71    570,200    1.15    1,217,431     2.45
150,000.01 TO 200,000       4,617,579    11.51   28,832,194   71.86   5,916,948   14.75    171,723    0.43      585,094     1.46
200,000.01 TO 400,000      23,859,830    20.59   69,404,192   59.89  18,804,771   16.23  1,361,313    1.17    2,461,836     2.12
400,000.01 TO 500,000       4,022,419    19.39   10,659,057   51.38   4,426,225   21.33    400,610    1.93    1,238,855     5.97
500,000.01 TO 600,000               0     0.00    2,748,300   83.86     529,050   16.14          0    0.00            0     0.00
600,000.01 TO 1,000,000     1,962,524    24.97    4,631,637   58.93           0    0.00    616,500    7.84      649,272     8.26
1,000,000.01 AND ABOVE

LOAN TERM

>30 YEARS
30 YEARS                   51,077,448    19.09  168,908,074   63.14  37,686,327   14.09  3,430,174    1.28    6,423,401     2.40
20 YEARS                      364,895   100.00            0    0.00           0    0.00          0    0.00            0     0.00
15 YEARS                    3,976,346   100.00            0    0.00           0    0.00          0    0.00            0     0.00
OTHER

DOCUMENTATION TYPE

FULL DOCUMENTATION         30,493,512    25.86   63,742,714   54.05  19,586,409   16.61  2,367,495    2.01    1,736,877     1.47
LIMITED DOCUMENTATION
STATED DOCS WITH LTV
  BELOW 70                  4,747,682    42.76    4,524,969   40.76   1,401,672   12.63          0    0.00      427,864     3.85
STATED DOCS WITH LTV
  70.01 TO 75               1,896,024    32.55    2,949,042   50.62     980,608   16.83          0    0.00            0     0.00
STATED DOCS WITH LTV
  75.01 TO 80              12,162,085    14.96   58,079,652   71.44   9,688,200   11.92    838,394    1.03      524,537     0.65
STATED DOCS WITH LTV
  80.01 TO 85                 763,545     9.85    5,588,097   72.11   1,278,399   16.50          0    0.00      119,000     1.54
STATED DOCS WITH LTV
  85.01 TO 90               2,595,132    12.07   13,982,665   65.04   2,602,665   12.11          0    0.00    2,318,819    10.79
STATED DOCS WITH LTV
  90.01 TO 95               1,142,601     7.75   11,478,363   77.89   1,260,197    8.55          0    0.00      855,699     5.81
STATED DOCS WITH LTV
  95.01 TO 100              1,068,213    10.01    8,562,574   80.23     601,078    5.63          0    0.00      440,605     4.13
STATED DOCS WITH LTV
  ABOVE 100.01

LIEN STATUS

1ST LIEN                   55,418,689    20.38  168,908,074   62.13  37,686,327   13.86  3,430,174    1.26    6,423,401     2.36
SECOND LIENS WITH LTV
  BELOW 85
SECOND LIENS WITH LTV
  85.01 TO 90
SECOND LIENS WITH LTV
  90.01 TO 95
SECOND LIENS WITH LTV
  95.01 TO 100
SECOND LIENS WITH LTV
  ABOVE 100.01

INTEREST ONLY

% OF MORTGAGE TYPE          3,348,689     6.04  63,081,367    37.35  18,453,581   48.97  2,032,259   59.25                  0.00
AVE. FICO                                  690                  686                 692                669                     0
AVE. LTV                                 80.35                83.60               84.68              83.54                  0.00
% STATED DOCS                            67.95                35.08               50.09              67.20                  0.00
% FULL DOCS                              32.05                64.92               48.36              32.80                  0.00


MH STRATIFICATION:
Total Balance                         383,407.73
% Pool Balance                              0.14
Ave. FICO                                    658
Ave. LTV                                   61.62
% Full Docs                               100.00

SILENT SECONDS STRATIFICATION:
Total Balance                      98,104,420.21
% Pool Balance                             36.09
Ave. FICO                                    677
Ave. LTV                                   79.80
% Full Docs                                35.78

2ND LIEN STRATIFICATION:
Total Balance                               0.00
% Pool Balance                              0.00
Ave. FICO                                      0
% Full Docs                                 0.00

LTV ABOVE 90 STRATIFICATION:
Total Balance                      57,602,003.46
% Pool Balance                             21.19
Ave. FICO                                    704
Ave. LTV                                   97.30
% Full Docs                                55.15